                                                                   Exhibit 10.16

FINOVA

                               SCHEDULE TO MASTER

                           LOAN AND SECURITY AGREEMENT


BORROWER:             BERKSHIRE RENOVATION, LLC
                      ENCINO RENOVATION, LLC
                      ROSSMORE RENOVATION, LLC

ADDRESS:              C/O ARV ASSISTED LIVING, INC.
                      245 FISCHER AVENUE, D-1
                      COSTA MESA, CALIFORNIA  92626


TAX I.D. NO.:         SEE SECTION 9.16

DATED AS OF:          OCTOBER 30, 1998

This Schedule forms an integral part of the Master Loan and Security Agreement between the above Borrowers and FINOVA Capital Corporation dated the above date, and all references herein and therein to this "Agreement" shall be deemed to refer to said Agreement and to this Schedule.


================================================================================
TOTAL FACILITY (SECTION 1.1):
                      $26,000,000, allocated as follows:
                      (a)Berkshire - $5,500,000, including an Allocated Interest
                         Reserve Amount of  $556,280;
                      (b)Encino - $4,700,000, including an Allocated Interest
                         Reserve Amount of $285,551; and
                      (c)Rossmore - $15,800,000, including an Allocated Interest
                         Reserve Amount of $2,234,894.


================================================================================
LOANS AND BORROWING TERM (SECTION 1.2):

     The proceeds of the Loan shall be funded to Borrowers, up to the amounts set forth in Section 1.1 above, and together with equity to be contributed by the members of Borrowers, shall be used (i) to finance the



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acquisition and renovation of following facilities: (A) the Encino Hills Terrace in Encino, California, by Encino; (B) the Rossmore House in Los Angeles, California, by Rossmore; and (C) the Berkshire in Berkeley, California, by Berkshire; and (ii) to pay closing costs, loan fees and other costs incurred in connection with the Loan including, without limitation, architectural and engineering reports, appraisal fees, and attorneys' fees and expenses. The Loan shall include a reserve for capitalized interest (in the aggregate, the "Interest Reserve," and as to each Borrower, the "Allocated Interest Reserve Amount") in the amounts set forth in Section 1.1 above. Total Advances of the Loan shall be subject to the further limitation that in no event shall the total fundings made to any individual Borrower exceed 65.0% of the total acquisition, construction and renovation costs applicable to the particular Facility to be owned and operated by such Borrower. The Borrowers shall be required to have acquired each of the foregoing Facilities by a date not later than thirty (30) days following the execution of this Agreement. Each of the Borrowers shall thereafter be permitted to request Advances of the Loan proceeds allocated to such Borrower during a term of up to twelve (12) months (as to Encino and Berkshire) from the Closing Dates applicable to Encino and Berkshire, and up to twenty (20) months (as to Rossmore) from the Pre-Closing Date.


================================================================================
CONDITIONS PRECEDENT (SECTION 2.1):

        The obligation of FINOVA to make the initial Advance of any Loan hereunder is subject to the fulfillment, to the satisfaction of FINOVA and its counsel, of each of the following conditions, in addition to the conditions set forth in Section 2.1 above. To the extent individual items relate to the Facilities or the Collateral, such items shall be interpreted to refer solely to the individual Facility to be acquired by an individual Borrower and the other Collateral to be provided by such Borrower, on a Borrower by Borrower basis. Such conditions are designated with an "*":

                        A. Appraisal.* FINOVA has received and approved an MAI
                stabilized fair market value appraisal of each Facility, in a form and from an appraiser satisfactory to FINOVA in its Permitted Discretion, which shall support a loan to value ratio of not greater than eighty-five percent (85%), as determined by reference to that portion of the Loan which as has been allocated to the applicable Borrower. All such appraisals must be satisfactory to FINOVA, and shall be dated not more than thirty (30) days prior to the Closing Date applicable to the particular Borrower;

                        B. Management Agreements. FINOVA has received and
                approved the Management Agreements. Without limiting the generality of the foregoing, the amount of management fees payable to ARV by each Borrower shall be subject to FINOVA's approval (such management fees as are approved by FINOVA being referred to herein as the "Permitted Management Fees"). In addition, ARV shall have entered into the Subordination Agreements with FINOVA, in form and substance satisfactory to FINOVA, subordinating payment of the Permitted Management Fees to repayment of the Borrower's Obligations to FINOVA, and providing for a suspension of remedies on the part of ARV for periods during which an Event of Default under the Loan Documents is in existence.

                        C. Food Plain/Earthquake.* FINOVA has received
                satisfactory evidence that the Real Property is not located within a flood plain or earthquake zone or that Borrower has federal flood insurance and earthquake insurance in an amount, form and issuer acceptable to FINOVA.

                        D. Material Agreements and Licenses. FINOVA's
                satisfactory review of:

                             (i)   Equipment Leases and Operating/Capital
                                   Leases;
                             (ii)  Most current financial statements with
                                   comparable from prior year; and
                             (iii) Three (3) years of projected operating
                                   budgets.

                        E. Cash Shortfall Protection. ARV shall have undertaken,
                for the benefit of each Borrower and FINOVA, to bear the risk of
                (i) cost overruns during the construction/renovation phase in excess of budgeted amounts and (ii) operating losses in excess of projected operating



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                losses, in each case as detailed in the Budget and projections to be attached to the applicable Loan Documents (all such amounts as may hereafter arise being referred to as the "Projected Cash Shortfalls"). ARV's assurance in this regard (the "Projected Cash Shortfall Protection") shall be in form and substance satisfactory to FINOVA and shall be specifically enforceable by FINOVA as a named third party beneficiary thereof. ARV shall assure against Projected Cash Shortfalls in an aggregate amount of up to $4,000,000. The foregoing amount will not be segregated among Borrowers, such that each Borrower shall have the right to receive payments thereunder until the full amount of ARV's assurance has been exhausted. Without limiting the generality of FINOVA's right to be satisfied with the terms and conditions of the Projected Cash Shortfall Protection, the Projected Cash Shortfall Protection shall specifically provide that, if there exists any Event of Default under the Loans, any payments owed by ARV shall be paid directly to FINOVA.

                        F. Additional Enhancement Applicable to Rossmore
                Facility. In addition to the Projected Cash Shortfall Protection described in Section 2.1(E) above, ARV and Vintage ABR Hillsdale shall provide additional credit enhancement, in form and substance satisfactory to FINOVA, to support all operating cash flow deficits which may be incurred by Rossmore and to provide protection regarding the repayment of any deficiency resulting from a sale or other disposition of the Facility owned by Rossmore for an amount which generates insufficient proceeds to pay in full that portion of the Loan allocated to Rossmore. Such additional credit enhancement shall be in the form of an Operating Deficit and Deficiency Payment Agreement from ARV and Vintage ABR Hillsdale in favor of FINOVA, the final form of which shall be determined by FINOVA and agreed upon by ARV and Vintage ABR Hillsdale prior to the Closing Date applicable to Rossmore.

                        G. Interest Reserve. Evidence satisfactory to FINOVA
                that the amount budgeted for the Interest Reserve shall be sufficient to pay interest, at the Interest Rate, on amounts outstanding from time to time from the date of the first disbursement of the proceeds of the Loan through the projected Conversion Date. FINOVA's acceptance and approval of each Borrower's budget for the construction period, if such budget supports the sufficiency of the Interest Reserve, shall be sufficient to satisfy this condition.

                        H. Equity Structure. FINOVA shall have reviewed and
                approved Borrower's organizational documents and the ownership structure of Borrower.

                        I. Pending Litigation. FINOVA and its counsel shall have
                reviewed and found satisfactory the status of any and all litigation matters affecting any individual Borrower, one or more Borrowers as a group, ARV, or Vintage. Without limiting the generality of the foregoing, ARV shall have provided FINOVA current status reports with respect to its pending litigation with Emeritus Corporation (the "Emeritus Litigation") and with respect to the matter of ARV Assisted Living, Inc. v. Lazard Freres Real Estate Investors LLC, et al., Case Number 794211, Superior Court of the State of California for Orange County (the "Lazard Litigation"). The status of all remaining matters as to the Lazard Litigation and the Emeritus Litigation shall be satisfactory to FINOVA and its counsel in all respects.

                        J. Other Indebtedness. No Borrower shall have any other
                outstanding Indebtedness, other than in connection with trade payables incurred in the ordinary course of business and not past due.

                        K. Relocation of Residents. Rossmore shall not commence
                the renovation phase on the Rossmore House until all existing residents of such Facility have been relocated to other premises, unless FINOVA has reviewed and approved Rossmore's plan for assuring the continued safety and care of residents who may be remaining in the Facility during renovation.

                        L. Contribution of Equity. The members of each Borrower
                shall have contributed the necessary equity to provide sufficient funding for such Borrower to have adequate resources



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                (together with Loan proceeds) to pay for all items as shown on the Budgets. The required equity for each Borrower, and for all Borrowers together, shall have been contributed on or before the first Closing Date applicable to any Borrower (except to the extent set forth below with respect to Rossmore). The required equity contributions for each of the Borrowers shall be not less than 35% of the total acquisition, construction and renovation costs applicable to the particular Facility to be owned and operated by such Borrower. The total equity required to be contributed to Rossmore shall be contributed at such time as Rossmore has obtained all necessary permits and approvals to renovate the Rossmore House, but in no event subsequent to the Closing Date applicable to Rossmore. All required equity contributions shall be in cash; provided, however, that Vintage shall be permitted to receive credit for the contribution of its development fee with respect to the various Facilities (i.e., Vintage may allocate such fee directly to the various Borrowers as its equity contribution, rather than being paid such fee in cash), in an amount as to each Borrower to be approved by FINOVA, but in no event shall the total equity contributed to all Borrowers in a non-cash form exceed, in the aggregate, $1,050,000.

                        M. Current Financial Statements and Projections.* Each
                Borrower shall provide FINOVA with updated copies of such Borrower's operating budgets for the first three (3) years of the term of the Loan, and Borrower's pro forma balance sheet as of the Closing of such Borrower's allocated portion of the Loan. Without limiting the generality of the foregoing, each set of projections shall include a detailed analysis of "lease-up" period applicable to the particular Facility and the anticipated point at which such Facility shall achieve a level of Operating Cash Flow sufficient to satisfy the Debt Service Coverage Covenant and Debt Service After Management Fee Coverage Covenant, each as set forth in Section 10.14 herein.

                        N. Regulatory Matters.* Review and approval of the
                regulatory scheme having jurisdiction over assisted living communities in the states in which the Facilities are located or are to be located, including FINOVA's review and approval of FINOVA's ability to obtain a lien on Borrower's licenses necessary for the operation of each of the Facilities as an assisted living community or confirmation satisfactory to FINOVA that FINOVA will not need a lien on the aforementioned license in order to operate any Facility for its intended purposes through a licensed designee acceptable to FINOVA.

                        O. ARV's Financial Information. ARV shall provide FINOVA
                with copies of its federal income tax returns for the years ended March 31, 1996, and March 31, 1997 (including all schedules and attachments thereto), its most recent audited financial statements dated no later than December 31, 1997, and its interim unaudited financial statements for the six month period ending June 30, 1998 (together with comparable information for the same portion of ARV's immediately preceding fiscal year). Such information may be provided by ARV through delivery of copies of ARV's most recent filings made with the SEC.

                        P. Residency Agreements. Satisfactory review and
                approval by FINOVA of the form of residency agreement which Borrowers shall use in the operation of the Facilities.

                        Q. Market Feasibility Studies.* Satisfactory review and
                approval by FINOVA of a market feasibility study with respect to each Facility, which shall indicate a need for the capacity represented by such Facility in its relevant geographic market. Without limiting the generality of the foregoing, each market feasibility study shall address, in addition to all competing projects currently in operation, those competing projects under construction or otherwise in a development stage and known to the public.

        Borrower shall cause all of the conditions precedent set forth in
        Section 2.1 of this Agreement and set forth above in this Schedule to be satisfied on or before the Closing Date applicable to each Borrower.

================================================================================
INTEREST AND FEES (SECTION 3.1):



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        1. Interest Rate. Interest shall accrue on the Loan at a variable rate per annum equal to the Prime Rate plus one-half of one percent (0.50%) (the "Interest Rate"). The Prime Rate shall mean that rate of interest publicly announced by Citibank, N.A., in New York, New York, as Citibank's base lending rate to its most creditworthy commercial customers, notwithstanding the fact that some persons may borrow at rates of interest less than the announced Prime Rate. Changes in the Interest Rate shall take effect immediately upon any change in the Prime Rate.

        2. Loan Fees. Each Borrower shall have paid to FINOVA a loan fee for the Loan in the amount of one percent (1%) of the total Loan proceeds as are allocated to such Borrower, as set forth in Section 1.1 above (the "Loan Fee"). Borrowers acknowledge that the Loan Fee has been fully earned and is nonrefundable. Payment of the Loan Fee shall be made concurrently with the execution and delivery of this Agreement (provided, however, that in the event Rossmore has not yet obtained all permits and approvals necessary to renovate the Rossmore House, payment by Rossmore of that portion of the Loan Fee attributable to Rossmore based upon the total Loan proceeds which are committed to Rossmore, as set forth in
        Section 1.1 above, shall be deferred until such time as all such permits and approvals have been obtained).

        3. Conversion Fees. Each Borrower shall pay to FINOVA a fee (herein, the "Conversion Fees") in the amount of one percent (1%) of the sum of (i) total actual fundings to or for the benefit of such Borrower up through and including the Conversion Date plus (ii) any remaining undisbursed portion of such Borrower's Allocated Interest Reserve Amount, in consideration for FINOVA's agreement to provide financing following completion of the construction phase, which fees shall be payable by each such Borrower on the Conversion Date applicable to its particular portion of the Loan. The Conversion Fees are compensation to FINOVA in consideration of its agreement to fund the Loans during and after the construction phases applicable thereto, and shall not be applied against the outstanding principal, accrued interest, or any other amounts owing to FINOVA with respect to the Loans.

        4. Prepayment.

                4.1 Voluntary, Full Prepayment. The Prepayment Premium shall be computed as follows:

                                    Percent of the outstanding principal balance
                      Period                of the Loan as of the Notice Date
                      ------                ---------------------------------
                 First Loan Year                           5%
                 Second Loan Year                          4%
                 Third Loan Year                           3%
                 Fourth Loan Year                          1%
                  and thereafter

                4.2 Prepayment Upon Default. The Prepayment Premium payable in the case of a prepayment upon an Event of Default and acceleration by FINOVA shall be as set forth above.

                4.3 Reduced Prepayment Events. Notwithstanding the provisions of Paragraph 4.1 above, in the event that either (i) that portion of the Loan which is allocated and funded to Encino and Berkshire is prepaid in full on or after the third anniversary of the last Closing Date applicable to Encino and Berkshire, or (ii) that portion of the Loan allocated and funded to Rossmore is prepaid in full on or after the third anniversary of the Closing Date applicable to Rossmore, and such prepayments occur through the proceeds of long-term mortgage financing which the applicable Borrowers or their affiliates have obtained from FINOVA Realty Capital, Inc., or one or



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        more of its affiliates, then the Prepayment Premium shall be reduced from the amount set forth in Paragraph 4.1 above to one-half of one percent (0.50%) of the principal amount being prepaid.

                4.4 Limited Waiver of Prepayment Premium. In the event that any of the Facilities, or the outstanding ownership interests in any Borrower, are acquired by ARV (or an affiliate of ARV provided that such affiliate has the same or greater financial strength and wherewithal as
        ARV) pursuant to those terms and conditions in such Borrower's Articles of Organization (or in agreements entered into directly between ARV and Vintage ABR Hillsdale) which provide ARV with certain rights to acquire the Borrower or its Facility, no Prepayment Premium required by Paragraph 4.1 above shall be payable in connection with any such sale if either (x) ARV (or its affiliate) is able to prepay that portion of the Loan as has been allocated to the applicable Borrower from ARV's (or such affiliate's) available cash resources, without obtaining new financing secured by the Facility owned by such Borrower (in which event the condition set forth above requiring that such affiliate have the same or greater financial strength and wherewithal as ARV shall be deemed satisfied), or (y) ARV (or its affiliate) either (i) continues the existing financing with respect to the Loans, (ii) obtains new financing through FINOVA or one of FINOVA's affiliates, or (iii) gives FINOVA a first right of refusal to provide new financing as follows:

                        If ARV or its affiliate has received a bona fide offer
                from a third party for such financing which ARV or its affiliate wishes to accept, ARV or its affiliate shall give FINOVA written notice of such offer together with a copy of a written bona-fide proposal for such financing from the prospective third party lender. FINOVA shall have five (5) business days from the receipt of such notice and proposal to issue a financing proposal to ARV or its affiliate to extend such financing upon terms substantially equivalent to or better than those contained in the proposal from the third party lender (it being understood however that FINOVA has no obligation to issue such proposal). The failure of FINOVA to issue a proposal within the foregoing five (5) business day period shall be deemed an election by FINOVA not to extend such financing. Following ARV or its affiliate's acceptance of the financing proposal issued by FINOVA, FINOVA shall have fifteen (15) business days thereafter within which to issue a commitment to ARV or its affiliate for such financing (it being understood however that FINOVA has no obligation to issue such commitment). The failure of FINOVA to issue such commitment within the foregoing fifteen (15) business day time period shall be deemed an election by FINOVA not to extend such financing. In addition, in the event FINOVA determines prior to the expiration of said fifteen (15) business day period that FINOVA does not wish to commit to provide such financing, FINOVA shall promptly notify ARV to that effect. If FINOVA elects not to extend such financing, ARV or its affiliate shall have the right to accept the financing proposal from the third party lender and close such financing on terms which are in no material respect more favorable to the third party lender than those contained in its proposal. ARV or its affiliate shall not however have the right to close such financing with the third party lender on terms materially more favorable to the third party lender than those contained in the proposal from such third party lender, and be relieved of the Prepayment Premium obligation, unless FINOVA is first given the right to provide ARV or its affiliate with financing on terms substantially equivalent to or better than those offered by such third party lender, as more fully provided above.

                4.5 Release Provision. Upon payment by any Borrower to FINOVA of all amounts due and owing to FINOVA by such Borrower, as allocated to such Borrower in the final Loan Documents (including, without limitation, any applicable Prepayment



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        Premium as required by this Paragraph 4 of this Section 3.1), such
        Borrower shall be entitled to a release of such Borrower's Facility and of all other Collateral which has been encumbered by such Borrower from the lien of FINOVA's security interest in such assets.

        5. Construction Monitoring Fee. Each Borrower shall pay FINOVA a construction monitoring fee equal to $2,000 per month for the period commencing with the Closing Date applicable to such Borrower and ending on such Borrower's Conversion Date.

        6. Interest Payments. During the construction/renovation phase applicable to each of the Facilities, and for a period of twelve (12) months after the completion of the renovation/construction phase for each Facility, interest on the outstanding balance of the Loan shall be payable monthly on the first day of each calendar month following the first disbursement of proceeds under the Loan, calculated at the Interest Rate. The construction/renovation phase applicable to each Borrower shall commence on such Borrower's Closing Date and shall run until the earlier to occur of the date construction is actually completed and the last disbursement of either Basic Retainage or Additional Retainage (as described in Section 2.3(c) hereof) occurs or the Required Completion Date. The earlier of such events shall be referred to herein as the "Conversion Date." Prior to the Conversion Date, interest on the outstanding balance of the Loan shall be payable by each Borrower through advances made from such Borrower's Allocated Interest Reserve Amount, so long as (i) no Event of Default exists and is continuing and (ii) such Borrower's Allocated Interest Reserve Amount has not been fully drawn upon. Following the Conversion Date, interest accruing during Borrower's twelve month interest-only period shall be payable by Borrower first from Operating Cash Flow, and thereafter from any remaining amounts in the such Borrower's Allocated Interest Reserve Amount, to the extent such Borrower has experienced an Available Operating Cash Flow Shortfall.

        7. Principal Payments. Following completion of the foregoing interest-only period, the principal balance of the Loan and all accrued interest shall be paid in that number of monthly installments which is equal to forty-eight (48) minus the number of monthly installments of interest only which were paid through and including the Conversion Date (with the result that the total term of the Loan applicable to each Borrower shall be sixty (60) months). The final (i.e., sixtieth) monthly installment date with respect to each Borrower shall be referred to herein as such Borrower's "Maturity Date." Each installment of principal and interest shall be referred to herein as a "Permanent Loan Installment." The Permanent Loan Installments under the Loan shall commence on the due date of the thirteenth (13th) monthly installment following the Conversion Date (which date shall be referred to herein as the "Amortization Date"), and shall continue on the first day of each month thereafter, through but excluding the Maturity Date. Other than for the Permanent Loan Installment due on the Maturity Date, each of the Permanent Loan Installments shall be in an amount equal to the sum of
        (i) interest calculated at the Interest Rate, plus (ii) a principal component equal to the principal portion of a two hundred forty (240) month amortization schedule, calculated based upon the Interest Rate and the principal balance of the Loan outstanding on the Amortization Date. On the Maturity Date, all remaining unpaid principal and any other sums due and owing pursuant to each Borrower's obligations to FINOVA in respect of the Loan, plus all unpaid accrued interest on the Loan, if not sooner paid, shall be due and payable in full. The Closing Date, Conversion Date, Amortization Date, Start Date, and Maturity Date applicable to each Borrower shall be separate and distinct, and shall be determined solely by reference to such Borrower's acquisition of its individual Facility and the construction schedule resulting from its renovation thereof. Effective as of the Amortization Date applicable to each Borrower, no further Advances from such Borrower's Allocated Interest Reserve Amount shall be made.



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

================================================================================
REPORTING REQUIREMENTS (SECTION 5.2):

                        1. Borrower shall provide FINOVA with annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower within ninety (90) days prior to the end of each fiscal year of Borrower.

                        2. Borrower shall provide FINOVA with copies of any notices from any public or private entity having jurisdiction over the lawful operation of the Facilities, within five (5) Business Days after receipt of same.

                        3. Borrower shall provide FINOVA with copies of any notices received from any applicable licensure or certification authority with respect to the compliance or non-compliance of the Facilities under applicable state or federal law, including any notices of the pendency of any de-certification, de-licensure, non-renewal of licensure or certification or any similar proceedings immediately upon receipt.

                        4. Borrower shall provide FINOVA with copies of any notices, submissions or other filings made by or on behalf of Borrower to the healthcare regulatory agency for the state in which the Facilities are located or to any municipal public health or safety agency pursuant to any applicable law, regulation or ordinance with respect to operation of the Facilities as assisted living communities.

                        5. Borrower shall provide FINOVA with comparisons showing Borrower's actual operating results achieved for the then current fiscal year compared against results projected in the last annual operating budget provided to FINOVA pursuant to Paragraph 1 above.

                        6. Borrower shall provide promptly to FINOVA, or shall cause ARV to provide directly to FINOVA, copies of all reports concerning the operation of the Facilities which are prepared by ARV in accordance with the terms of the Management Agreements.

                        7. Borrower shall provide to FINOVA copies of Borrower's federal income tax returns (including all schedules and attachments thereto) concurrently with the filing of each such return (but in no event later than the 15th day of the seventh calendar month following the end of Borrower's fiscal year). In the event Borrower files an extension for the time in which to file its federal income tax return, Borrower shall provide to FINOVA a copy of such extension request.

================================================================================
PERMITTED ENCUMBRANCES (SECTION 9.8):

Permitted Encumbrances shall mean:

                        1. Liens, security interests or other encumbrances for taxes, assessments and other governmental charges or levies arising by operation of law in the ordinary course of business for sums which are not yet due and payable, or such liens the enforcement of which are, at all times, effectively and fully stayed and are being contested in good faith by appropriate proceedings diligently conducted, and for which reserves as required under GAAP shall have been established;

                        2. Liens arising in the ordinary course of business in respect of claims or demands of landlords, carriers, warehousemen, vendors, mechanics, laborers, materialmen, workers, repairmen and other similar Persons, whether arising by operation of law, contractually or otherwise, provided that the amounts



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                        respectively secured thereby are not past due or if past
                        due, the enforcement of any such liens are at all times stayed, and such liens are being contested in good faith by appropriate proceedings diligently conducted and reserves as required under GAAP shall have been established therefor;

                        3. Liens in favor of FINOVA; and

                        4. Those matters set forth on the attached Exhibit B.

================================================================================
BORROWER INFORMATION (SECTION 9):

ROSSMORE RENOVATION, LLC

Borrower's State of Organization (Section 9.1):    Delaware

Fictitious Names/Prior Names  (Section 9.2):       Rossmore House

Borrower Locations (Section 9.16):                 See attached List of Collateral Locations

Pending Litigation:                                See attached Schedule of Pending Litigation

Federal Employer ID No.:                           33-0824707

Fiscal Year End:                                   December 31


ENCINO RENOVATION, LLC

Borrower's State of Organization (Section 9.1):    Delaware

Fictitious Names/Prior Names  (Section 9.2):       Encino Hills Terrace

Borrower Locations (Section 9.16):                 See attached List of Collateral Locations

Pending Litigation:                                See attached Schedule of Pending Litigation

Federal Employer ID No.:                           33-0824702

Fiscal Year End:                                   December 31


BERKSHIRE RENOVATION, LLC

Borrower's State of Organization (Section 9.1):    Delaware

Fictitious Names/Prior Names  (Section 9.2):       The Berkshire

Borrower Locations (Section 9.16):                 See attached List of Collateral Locations

Pending Litigation:                                See attached Schedule of Pending Litigation

Federal Employer ID No.:                           33-0824698

Fiscal Year End:                                   December 31

================================================================================
FINANCIAL COVENANTS  (SECTION 10.14):

Borrower shall comply with all of the following covenants. Compliance shall be determined as of the end of each quarter.

Debt Service Coverage Ratio: Maintain a ratio (the "Debt Service Coverage Ratio") of Operating Cash Flow to Contractual Debt Service of no less than 1.25 to 1.0 (the "Debt Service Coverage Covenant"). The foregoing covenant shall be tested quarterly commencing with the first calendar quarter following the "Start Date" (as hereafter defined). The Start Date shall be the first day of the first calendar month following the month in which the earlier of the following two events occurs: (i) a Facility attains an occupancy level of ninety-two percent (92%) or greater or (ii) a Borrower's actual operating results have achieved a Debt Service Coverage Ratio at least equal to 1.25:1.0; provided, however, that in the event the Start Date has not previously occurred, each of the following shall become the Start Date for the applicable Borrowers: for Berkshire, January 1, 2000; for Encino, January 1, 2000; and for Rossmore, October 1, 2001. For the first twelve (12) months following the Start Date, the foregoing covenant shall be tested for the period from the Start Date through the end of the relevant quarter. Thereafter, the Debt Service Coverage Covenant shall be tested on a rolling and trailing 12-month basis.

Debt Service After Management Fee Coverage Ratio: Maintain a ratio (the "Debt Service After Management Fee Coverage Ratio") of Post Management Fees Cash Flow to Contractual Debt Service at all times equal to at least 1.15 to 1.0 (the "Debt Service After Management Fee Coverage Covenant"). The foregoing covenant shall be tested from and after the Start Date, with the same frequency, and in the same manner, as the Debt Service Coverage Covenant.

Net Worth: Each Borrower shall maintain Net Worth in an amount not less than the following amounts: Berkshire - $2,200,000; Encino - $2,000,000; and Rossmore - $____________. The foregoing covenant shall be tested at the end of each fiscal quarter of Borrower.


================================================================================
NEGATIVE COVENANTS (SECTION 11):

Capital Expenditures:         No Borrower shall make or incur any capital
                              expenditure if, after giving effect thereto, the aggregate of all capital expenditures made by such Borrower in any fiscal year will exceed One
                              Hundred Thousand Dollars ($100,000), provided, that to the extent any Borrower makes any capital expenditures which are paid for through additional invested equity, such expenditures shall not be counted against the foregoing annual limit. The foregoing covenant shall be tested annually, on a fiscal year basis, commencing with the period following the Conversion Date. Testing of the foregoing covenant for the fiscal year in which the Conversion Date occurs shall disregard the period prior to the Conversion Date, and shall prorate the foregoing amount for the remaining portion of such fiscal year. All capital expenditures made by Borrower shall be made only out of Borrower's internally generated funds or additional equity invested.

Management Fees:              Borrower shall not, during the term of the Loan,
                              pay management fees in excess of the Permitted
                              Management Fees during any fiscal year.

Distributions:                No Borrower shall be permitted to pay dividends,
                              management fees (except for Permitted Management
                              Fees), capital distributions or other payments to its members or other Persons (all of the foregoing, collectively "Distributions") during the term of the Loan without FINOVA's prior written consent, until the first month in which such Borrower first achieves compliance with the Debt Service Coverage Covenant. Thereafter, dividends and capital distributions may be made quarterly in an amount not in excess of the balance obtained when Operating Cash Flow is reduced by the sum of Permitted Management Fees and one hundred fifteen percent (115%) of Contractual
                              Debt Service, as pertaining to such Borrower and such Facility. It shall however be a condition to the making of such dividend or distribution, that before and after taking into account the payment of such dividend or distribution there does not exist an Event of Default or Incipient Default.
                              The foregoing restrictions on dividends and distributions shall apply to all equity contributed as capital, whether contributed in the form of cash or as foregone development fees.

                              The foregoing notwithstanding, each Borrower shall be permitted to make quarterly Distributions ("Tax Distributions") to its members in an amount sufficient for the payment of federal and state income taxes payable by such members resulting from the inclusion in such members' taxable income of the members' pro rata share of the income of the Borrower, subject to reasonable assumptions as to the marginal tax bracket to which the members of the Borrower generally are subject. If, at the end of the Borrower's fiscal year, there exists a tax credit as a result of overestimated quarterly distributions having been made (i.e., distributions in excess of the amount ultimately required for such members, on an aggregate basis, to pay the tax due as a result of the inclusion in such members' taxable income of the members' pro rata share of the income of the Borrower), future quarterly tax distributions shall cease until such credit has been fully recaptured, unless the Borrower's Articles of Organization provide for refund of excess distributions or earlier recapture of such amounts. The Borrower shall provide to FINOVA an annual reconciliation of all quarterly tax distributions compared against Borrower's final annual taxable income and the final tax distributions determined therefrom, no later than thirty (30) days after the final determination of the Borrower's taxable income is made; and

Additional Indebtedness:      Without the prior written consent and approval of
                              FINOVA, Borrower shall not modify the terms and conditions of any existing or future debt or incur any debt other than (i) unsecured trade debt incurred in the ordinary course of business and
                              (ii) purchase money financing incurred in the ordinary course of business which purchase money financing shall not exceed Fifty Thousand Dollars
                              ($50,000) in any one fiscal year.

================================================================================

CONSTRUCTION-RELATED COVENANTS, REPRESENTATIONS AND WARRANTIES:

                1. Construction Loan Amount. FINOVA hereby agrees to make the Advances to each Borrower in a principal sum not to exceed the amounts set forth in Section 1.1 above, provided Borrower has complied with, and subject to the terms and conditions of, this Agreement and all other Loan Documents. Unless FINOVA, in its Permitted Discretion, agrees in writing with Borrower to make such Advances thereafter on terms and conditions satisfactory to FINOVA, Borrower shall not be entitled to obtain Advances after the expiration of the Borrowing Term.

                2. Use of Proceeds. Borrower shall use Advances (after the initial Advance) only for payment of and reimbursement for hard and soft construction costs and interest reserve set forth in the Budget and designated as costs to be paid from the Loan proceeds. All Advances shall be subject to the conditions and limitations of Sections 2.2 and
        2.3 of the Agreement.

                3. Initial Advance. The proceeds of the initial Advance shall be disbursed by FINOVA on the Closing Date to or for the benefit of Borrower for use in strict accordance with the Initial Advance Disbursement Schedule attached hereto as Exhibit G.

                4. No Prior Work. Borrower represents and warrants to FINOVA that no services, work, equipment or materials of any kind that may give rise to any mechanics or similar statutory lien, including, without limitation, site work, clearing, grubbing, draining or fencing of the Real Property has been performed or commenced on the Real Property or otherwise provided in connection with the Work, except to the extent that such services, work, equipment, materials have been fully disclosed in writing to FINOVA and Title Company and the Title Policy insures the priority of the Mortgage over all mechanics and similar liens.

                5. Utilities. Borrower represents and warrants to FINOVA that all utility services (including water, storm and sanitary sewer, gas, electric and telephone facilities and garbage removal) necessary for the Completion of the Work and the intended use of each of the Facilities as an assisted living community are available to the Real Property (or will be upon Completion); the suppliers of such utilities have the capacity to serve the Real Property and are committed to supply such utilities in such amounts as are required upon Completion; and all fees and deposits due to the suppliers of such utilities have been paid current or amounts adequate for such purposes have been reserved in the Budget.

                6. FINOVA's Inspector. FINOVA shall employ an independent architect or engineer ("FINOVA's Inspector") to: (a) review the Plans, the Budget and the Construction Contracts; (b) make periodic inspections of the Real Property and Work so that FINOVA may monitor whether Borrower is in compliance with the terms and conditions of this Agreement with respect to completion of the Work; and (c) review and approve the monthly draw request, perform an analysis of the anticipated cost of the Work, and certify that each Work-Related Advance Request is not in excess of the Work completed and the amount to which Borrower is entitled under the terms and conditions of this Agreement. The cost of retaining FINOVA's Inspector shall be borne by Borrower.

                        6.1 FINOVA may require an inspection of the Work by
                FINOVA's Inspector (a) prior to each Work-Related Advance; (b) monthly or more frequently if deemed necessary by FINOVA during the course of construction of the Work; (c) upon Completion of the Work; and (d) at such other time as FINOVA may deem necessary due to actual or suspected non-compliance with the Plans, Construction Contract(s), the Loan Documents, any law, regulation or private restriction, sound architectural, engineering or construction principles or commonly accepted safety standards or Borrower's failure to satisfy the requirements of the Loan Documents.

                        6.2 FINOVA shall have no duty to supervise or to review
                and inspect the Plans, the Construction Contract(s), any budget proposed to be the Budget, the construction of the Work, or any books and records pertaining thereto. Any inspection made by FINOVA shall be for the sole purpose of determining whether the Obligations are being performed and preserving FINOVA's rights under the Loan Documents. If FINOVA, or FINOVA's Inspector acting on behalf of FINOVA, should review or inspect the Plans, the Construction Contract(s), the Budget, the construction of the Work or any books and records pertaining thereto, FINOVA and FINOVA's Inspector shall have no liability or obligation to Borrower or any third person arising out of such inspection; and neither Borrower nor any third person shall be entitled to rely upon any such inspection or review. Inspection not followed by notice of default shall not constitute (a) a waiver of any default then existing; (b) an acknowledgment or representation by FINOVA or FINOVA's Inspector that there has been or will be compliance with the Plans, the Construction Contract(s), the Budget, the Loan Documents, applicable laws, regulations and private restrictions, sound construction, engineering or architectural principles or commonly accepted safety standards, or that the construction is free from defective materials or workmanship; or (c) a waiver of FINOVA's right to insist that Completion of the Work occur in accordance with the Plans, Construction Contract(s), the Budget, Loan Documents, applicable laws, regulations and restrictions of record, sound construction, engineering or architectural principles or commonly safety standards and free from defective materials and workmanship. FINOVA and FINOVA's Inspector owe no duty of care to Borrower or any third person to protect against, or inform Borrower or any third person of, the existence of negligence, faulty, inadequate or defective design or construction of the Work.

                        6.3 To the extent that any construction with respect to
                any Facility is funded by sources other than the Loan contemplated herein (including Borrower's equity), Borrower shall allow FINOVA's Inspector (at Borrower's expense) to review and inspect such construction work and such construction work must meet FINOVA's standards and specifications.

                7. Enforcement of Contracts. Borrower shall strictly enforce all material provisions of the Construction Contract, the Architect/Engineer Agreement and all other contract(s) for the construction of the Improvements to ensure that the other parties thereto are required to promptly and diligently perform all of its obligations thereunder and in such a manner as to preserve FINOVA's security in the Collateral and the Facilities. Borrower shall timely perform all its obligations under the aforementioned agreements and contracts. No material change, amendment or modification shall be made to such contract(s) without the prior written consent of FINOVA.

                8. No Other Encumbrances. No materials, equipment, fixtures or any other part of the Improvements, or articles of personal property placed in the Facilities, shall be purchased or installed under any security agreement or other arrangements wherein the seller reserves or purports to reserve the right to remove or to repossess any such items or to consider them personal property after their incorporation into the Facilities.

                9. Construction Commencement and Completion. Borrower shall commence construction of the Improvements within 45 days following the Closing Date, and shall continue the Work without material interruption, and shall cause Completion on or before the Required Completion Date. Borrower shall (a) permit no material deviations to occur in the progress, timing or completion of construction of the Improvements; (b) cause the Improvements to be constructed in accordance with the Budget;
        (c) otherwise abide by the Work Progress Schedule and Budget in all respects; and (d) cause the Completion of the Work in a good and workmanlike manner substantially according to the Plans, free from all legal charges, encumbrances and rights of third parties (other than the Permitted Encumbrances), and in accordance with all applicable ordinances and statutes, including zoning laws, all covenants, conditions and restrictions running with the land, and all regulations and building codes of any governmental or municipal agency having jurisdiction over the Real Property.

                10. Assurances. Borrower shall pay when due all costs, expenses and claims pertaining to the Work and deliver to FINOVA during the course of the Work in order to monitor and/or provide assurance that the Work is proceeding lien free in accordance with the requirements of this
        Agreement: bills of sale, conveyances and paid invoices pertaining to the Work; all waivers and releases of lien or claims on the Real Property and/or the Improvements on account of the Work FINOVA may deem necessary or may request for its protection; and from persons acceptable to FINOVA, additional engineering or architectural studies and reports as FINOVA or FINOVA's Inspector may require.

                11. Plans and Specifications. The Work shall be completed substantially in accordance with the final drawings, plans and specifications which have been approved by FINOVA (the "Plans") prepared by the Architect(s)/Engineer(s), as approved by FINOVA, Construction Contract(s), applicable laws, regulations and private restrictions, the Loan Documents, sound construction, engineering and architectural principles and commonly accepted safety standards and free from defective materials and workmanship. No material changes, alterations or modifications shall be made in the Plans or in any of the other Principal Work-Related Items without FINOVA's prior written approval. The foregoing notwithstanding, Borrower shall be permitted to make changes in the Plans to the extent that such change order (a) does not increase the cost of the Work by more than Ten Thousand Dollars ($10,000) or, with all other changes, does not increase the cost of the Work by more than One Hundred Thousand Dollars ($100,000), and (b) does not materially affect the design, structural integrity or quality of the Improvements. Borrower shall deliver to FINOVA, immediately upon execution thereof, all change orders with respect to the Work including those within the scope of clauses (a) and (b) above.

                12. Other Contracts. Borrower shall not enter into any Architect/Engineer Agreement or Construction Contract (other than those contracts and agreements which FINOVA approved prior to the Closing
        Date) with respect to the Work except upon terms and with such parties as FINOVA may approve in writing.

                13. Notice of Commencement. Borrower shall record all notices of commencement/completion and similar notices permitted by applicable laws and regulations which have the effect of shortening periods within which mechanics and similar liens may be filed.

                14. Delivery of Contracts. Borrower shall deliver to FINOVA true and complete copies of all Principal Work-Related Items and all other Contracts, Intangibles, Licenses and Permits.

                15. Borrower's Performance. Borrower shall perform all its obligations and preserve its rights under the Principal Work-Related Items in force and secure the performance of the other parties to the Principal Work-Related Items and all other Contracts, Intangibles, Licenses and Permits.

                16. Endorsements. Borrower shall deliver to FINOVA prior to or concurrently with each Work-Related Advance, a date down endorsement in a form acceptable to FINOVA issued by the Title Company insuring that the Mortgage at the time of each Work-Related Advance, constitutes a valid first lien upon the Real Property or title, subject only to the Permitted Encumbrances; upon construction of the foundation for any building comprising part of the Improvements deliver to FINOVA an endorsement ("foundation endorsement") insuring that the foundations, as constructed, are located within all set-back and boundary lines of the Real Property and do not encroach upon any easements, rights of way (public or private) or upon any other adjoining landowner's property; and upon the final advance of the retainage, Borrower shall deliver, or cause Title Agent to deliver, to FINOVA a date down endorsement or a re-issued title policy ("Re-Issued Title Policy") meeting the substantive requirements set forth above.

                17. Cost Overruns. Borrower shall notify FINOVA in writing if and when the unpaid costs of Completion of the Work exceeds or appears likely to exceed the undisbursed portion of the Loan and any undisbursed Required Completion Assurance Deposit(s) held by FINOVA.

                18. Additional Surveys. Borrower shall deliver to FINOVA promptly after the completion of the foundation and, if required by FINOVA, after the pouring of a street, curbstone or concrete slab on the Real Property, a survey prepared in accordance with the requirements of
        Section 2.1(m) of the Agreement, showing such Improvements, their location within Real Property lines and set back lines and a lack of encroachments, and deliver to FINOVA promptly upon the Completion, a survey which is certified to FINOVA, showing the "as-built" Improvements and showing all easements and other matters affecting the Real Property, and otherwise satisfying the requirements of Section 2.1(m) of the Agreement;

                19. Defects in Work. Borrower shall, after obtaining knowledge or receiving notice thereof, correct or cause to be corrected (a) any material defect in the Work, (b) any material departure in the completion of the Work from the Plans and the Construction Contract(s) unless expressly permitted in this Agreement or consented to in writing by FINOVA, (c) any failure of the Work to comply with applicable laws, regulations or restrictions of record, sound construction, engineering or architectural principles or commonly accepted safety standards or (d) any encroachment of any part of the Improvements on any set-back or boundary line, easement, or other restricted area.

                20. Notice of Defects. Borrower shall promptly deliver to FINOVA any and all notices received by Borrower that it is not complying with applicable laws, regulations and private restrictions pertaining to the Work or that the Work is not being completed in accordance with the Plans, the Construction Contract(s), sound construction, engineering and architectural principles and commonly accepted safety standards.

                21. Safeguarding Materials. Borrower shall cause all materials supplied for or intended to be utilized in the Completion of the Work, but previously not affixed to or incorporated into the Improvements, to be stored on the Real Property with adequate safeguards, to prevent loss, theft, damage or commingling with other materials.

                22. Building Permits. Borrower shall, promptly after receipt by Borrower, deliver to FINOVA copies of all building permits and certificates of acceptance and/or occupancy relating to the Work.

                23. Required Completion Assurance Deposit Assurances. If at any time the remaining costs which must be incurred before Completion can occur ("Completion Costs") are more than the committed and undisbursed portion of the Loan, and in any event within ten (10) days after FINOVA's demand that it do so, Borrower shall deliver to FINOVA cash deposits equal to the shortfall (the "Required Completion Assurance Deposits"). In the event of any dispute, the necessity for an amount of any Required Completion Assurance Deposit shall be determined by FINOVA in its Permitted Discretion based upon the approved Budget and the advice of FINOVA's Inspector. The Required Completion Assurance Deposits shall be deposited in a separate interest bearing account for the benefit of Borrower. FINOVA shall disburse the Required Completion Assurance Deposits to pay and/or reimburse Borrower for the cost of the Work prior to any further disbursement of Loan proceeds for such purposes, but subject to the terms and conditions of the Loan Documents.

================================================================================
ADDITIONAL PROVISIONS:

1. Intermediaries. Borrower represents and warrants to FINOVA that it has not engaged or dealt in any way with any broker in connection with the transactions contemplated by this Agreement. Borrower shall pay, and FINOVA shall have no liability for and shall be held harmless by Borrower against any liabilities in respect of, any commission or other amounts claimed by or payable to any broker. The terms of this paragraph shall survive the Closing and any termination of this Agreement.



          SCHEDULE TO MASTER LOAN AND SECURITY AGREEMENT SIGNATURE PAGE



Borrower:

                                      ROSSMORE RENOVATION, LLC,
                                      a Delaware limited liability company

WITNESS:                              By: ARV Assisted Living, Inc., a Delaware
                                          corporation, Manager

/s/ Bernard Wheeler-Medley                By: /s/ Sheila M. Muldoon
----------------------------------           -----------------------------------
Name:  Bernard Wheeler-Medley                Sheila M. Muldoon

                                               Senior Vice President

WITNESS:                                    By: Vintage/ABR (Hillsdale), LLC, a
                                                Delaware limited liability
                                                company, Manager

/s/ Todd J. Deltufo                       By: /s/ Thomas R. Burton
----------------------------------           -----------------------------------
Name: Todd J. Deltufo                        Thomas R. Burton
                                             Manager

/s/ Bernard Wheeler-Medley                By:    /s/ Eric K. Davidson
----------------------------------           -----------------------------------
Name:_Bernard Wheeler-Medley                   Eric K. Davidson
                                               Manager


THE STATE OF California              )
                                     )
COUNTY OF Orange                     )

        On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Sheila M. Muldoon, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Karen Gerner
                                            ------------------------------------
                                            Notary Public
(SEAL)

My Commission Expires:

----------------------------------

THE STATE OF Maryland             )
                                  )
COUNTY OF Baltimore               )

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Thomas R. Burton, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Patricia L. Baxivanos
                                            ------------------------------------
                                            Notary Public
(SEAL)
My Commission Expires:

        10/1/99
----------------------------------

THE STATE OF California              )
                                     )
COUNTY OF Orange                     )

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Eric K. Davidson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Karen Gerner
                                            ------------------------------------
                                            Notary Public
(SEAL)
My Commission Expires:


----------------------------------

                                      ENCINO RENOVATION, LLC,
                                      a Delaware limited liability company

WITNESS:                              By:   ARV Assisted Living, Inc., a
                                            Delaware corporation, Manager

/s/ Bernard Wheeler-Medley               By: /s/ Sheila M. Muldoon
----------------------------------           -----------------------------------
Name: Bernard Wheeler-Medley                   Sheila M. Muldoon
                                               Senior Vice President

WITNESS:                                    By:    Vintage/ABR (Hillsdale), LLC,
                                            a Delaware limited liability
                                            company, Manager

/s/ Todd J. Deltufo                      By: /s/ Thomas R. Burton
----------------------------------           -----------------------------------

Name: Todd J. Deltufo                         Thomas R. Burton
----------------------------------            Manager

/s/ Bernard Wheeler-Medley                By: /s/ Eric K. Davidson
----------------------------------           -----------------------------------
Name: Bernard Wheeler-Medley                 Eric K. Davidson
                                             Manager

THE STATE OF California              )
                                     )
COUNTY OF Orange                     )

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Sheila M. Muldoon, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Karen Gerner
                                            ------------------------------------
                                            Notary Public
(SEAL)

My Commission Expires:

----------------------------------

THE STATE OF Maryland                )
                                     )
COUNTY OF Baltimore                  )

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Thomas R. Burton, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Patricia L. Baxivanos
                                            ------------------------------------
                                            Notary Public
(SEAL)
My Commission Expires:

        10/1/99
-----------------------------


THE STATE OF California              )
                                     )
COUNTY OF Orange                     )

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Eric K. Davidson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Karen Gerner
                                            ------------------------------------
                                            Notary Public
(SEAL)
My Commission Expires:


-----------------------------

                                      BERKSHIRE RENOVATION, LLC,
                                      a Delaware limited liability company

WITNESS:                              By:   ARV Assisted Living, Inc., a
                                            Delaware corporation, Manager

/s/ Bernard Wheeler-Medley                  By: /s/ Sheila M. Muldoon
----------------------------------             ---------------------------------
Name: Bernard Wheeler-Medley                   Sheila M. Muldoon
                                               Senior Vice President

WITNESS: By: Vintage/ABR (Hillsdale), LLC, a Delaware limited liability company, Manager

 /s/ Todd J. Deltufo                        By: /s/ Thomas R. Burton
----------------------------------             ---------------------------------
Name: Todd J. Deltufo                          Thomas R. Burton
                                               Manager

 /s/ Bernard Wheeler-Medley                 By:    /s/ Eric K. Davidson
----------------------------------             ---------------------------------
Name: Bernard Wheeler-Medley                   Eric K. Davidson
                                               Manager

THE STATE OF California              )
                                     )
COUNTY OF Orange                     )

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Sheila M. Muldoon, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Karen Gerner
                                            ------------------------------------
                                            Notary Public
(SEAL)

My Commission Expires:

----------------------------------

THE STATE OF Maryland                )
                                     )
COUNTY OF Baltimore                  )

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Thomas R. Burton, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Patricia L. Baxivanos
                                            ------------------------------------
                                            Notary Public
(SEAL)
My Commission Expires:

        10/1/99
-----------------------------


THE STATE OF California              )
                                     )
COUNTY OF Orange                     )

               On this 30th day of October, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Eric K. Davidson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Karen Gerner
                                            ------------------------------------
                                            Notary Public
(SEAL)
My Commission Expires:


-----------------------------

FINOVA:
        FINOVA CAPITAL CORPORATION,
        a Delaware corporation


        By:    /s/ Anne M. McNeil
           ----------------------------
               Vice President

                           SCHEDULE TO LOAN AND SECURITY AGREEMENT


                                 LIST OF COLLATERAL LOCATIONS

                         SCHEDULE TO THE LOAN AND SECURITY AGREEMENT


PENDING LITIGATION MATTERS:


BERKSHIRE - NONE

ENCINO - NONE

ROSSMORE - NONE

                                    EXHIBIT A

                                  REAL PROPERTY

                                   EXHIBIT A-1

                          LEGAL DESCRIPTION OF PROPERTY

                           (BERKSHIRE RENOVATION, LLC)


CITY OF BERKELEY

PORTION OF BLOCK 2, AS SAID BLOCK IS SHOWN ON THE "MAP SHOWING THE PROPERTY AND LOCATION OF THE SPAULDING TRACT AT BERKELEY", FILED AUGUST 7, 1876; IN BOOK 2 OF MAPS, PAGE 62, IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE WESTERN LINE OF SPAULDING AVENUE, WITH THE NORTHERN LINE OF BANCROFT WAY, AS SAID AVENUE AND WAY ARE SHOWN ON THE "MAP OF BANCROFT WAY OPENING, BERKELEY, CALIFORNIA" FILED NOVEMBER 20, 1916 IN BOOK 22 OF MAPS, PAGE 87, IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY AND RUNNING THENCE ALONG SAID LINE OF BANCROFT WAY, WESTERLY 192.92 FEET; THENCE TANGENT WITH THE LAST NAMED COURSE WESTERLY AND NORTHERLY ON A CURVE TO THE RIGHT, WITH A RADIUS OF 15 FEET A DISTANCE OF 22.40 FEET TO THE SOUTHERN LINE OF LOT 39, IN SAID BLOCK 2; THENCE ALONG THE LAST NAMED LINE WESTERLY, 0.20 OF A FOOT TO THE EASTERN LINE OF SACRAMENTO STREET, AS SAID STREET NOW EXISTS; THENCE ALONG THE LAST NAMED LINE NORTHERLY 253.12 FEET TO THE NORTH LINE OF LOT 34, IN BLOCK 2; THENCE ALONG THE LAST NAMED LINE AND ALONG THE NORTHERN LINE OF LOT 33, IN BLOCK 2, EASTERLY 208.25 FEET TO SAID LINE OF SPAULDING AVENUE; AND THENCE ALONG THE LAST NAMED LINE SOUTHERLY, 248.96 FEET TO THE POINT OF BEGINNING.

                                   EXHIBIT A-2

                          LEGAL DESCRIPTION OF PROPERTY

                            (ENCINO RENOVATION, LLC)


PARCEL 1:

THOSE PORTIONS OF LOTS 3 AND 4 IN BLOCK 25 OF TRACT NO. 2955, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 31 PAGES 62 TO 70 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 4, DISTANT SOUTH 80 DEGREES 39 MINUTES EAST 186.49 FEET FROM THE SOUTHWESTERLY CORNER OF SAID LOT 4; THENCE NORTH 0 DEGREES 03 MINUTES 30 SECONDS WEST 435.60 FEET; THENCE SOUTH 80 DEGREES 39 MINUTES EAST 101.36 FEET; THENCE SOUTH 0 DEGREES 03 MINUTES 30 SECONDS EAST 435.60 FEET TO A POINT IN THE SOUTHERLY LINE OF SAID LOT 3 IN THE NORTHERLY LINE OF VENTURA COUNTY ROAD; THENCE ALONG SAID ROAD, NORTH 80 DEGREES 39 MINUTES WEST 101.36 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THE NORTH 185.00 FEET THEREOF.

PARCEL 2:

AN EASEMENT FOR DRAINAGE PURPOSES OVER THE EASTERLY 5 FEET OF THE NORTH 185.00 FEET OF THOSE PORTIONS OF LOTS 3 AND 4 IN BLOCK 25 OF TRACT NO. 2955, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 31 PAGES 62 TO 70 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 4, DISTANT SOUTH 80 DEGREES 39 MINUTES EAST 186.49 FEET FROM THE SOUTHWESTERLY CORNER OF SAID LOT 4; THENCE NORTH 0 DEGREES 03 MINUTES 30 SECONDS WEST 435.60 FEET; THENCE SOUTH 80 DEGREES 39 MINUTES EAST 101.38 FEET; THENCE SOUTH 0 DEGREES 03 MINUTES 30 SECONDS EAST 435.60 FEET TO A POINT IN THE SOUTHERLY LINE OF SAID LOT 3 IN THE NORTHERLY LINE OF VENTURA COUNTY ROAD; THENCE ALONG SAID ROAD, NORTH 80 DEGREES 39 MINUTES WEST 101.36 FEET TO THE BEGINNING.

                                   EXHIBIT A-3

                          LEGAL DESCRIPTION OF PROPERTY

                           (ROSSMORE RENOVATION, LLC)




THAT PORTION OF LOT 7 OF TRACT NO. 215, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 14 PAGES 42 AND 43 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS
FOLLOWS:

BEGINNING AT A POINT IN THE SOUTH LINE OF ROSEWOOD AVENUE, AS SHOWN ON MAP OF TRACT NO. 3345, AS PER MAP RECORDED IN BOOK 42 PAGES 63 AND 64 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID POINT BEING IN THE WESTERLY END OF CURVE OF THE PROPERTY LINE CURVE, AT THE SOUTHWEST CORNER OF ROSEWOOD AVENUE, AND ROSSMORE AVENUE; THENCE SOUTH 89 DEGREES 57 MINUTES 45 SECONDS WEST
244.85 FEET; THENCE SOUTH 0 DEGREES 14 MINUTES 46 SECONDS WEST 150 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE TO THE NORTHEAST HAVING A RADIUS OF 99.51 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE, 156.80 FEET TO THE END OF SAME; THENCE SOUTH 0 DEGREES 14 MINUTES 45 SECONDS WEST 85 FEET; THENCE NORTH 89 DEGREES 57 MINUTES 45 SECONDS EAST 175 FEET TO THE WEST LINE OF ROSSMORE AVENUE; THENCE NORTH 0 DEGREES 14 MINUTES 15 SECONDS EAST ALONG THE WEST LINE OF ROSSMORE AVENUE, 304.85 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 30 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE,
47.27 FEET TO THE POINT OF BEGINNING.

                                    EXHIBIT B

                             PERMITTED ENCUMBRANCES

                       LIST OF CONSTRUCTION LOAN EXHIBITS



               Exhibit C      Budget

               Exhibit D     Work Progress Schedule

               Exhibit E     Standard Construction Loan and Administrative
                             Procedures
                             (Work-Related Advance)

               Exhibit F-1   AIA 702 and 703 Forms

               Exhibit F-2   Affidavit of Borrower

               Exhibit F-3   Waiver of Liens

               Exhibit F-4   Change Order Approval Request (AIA Document G713)

               Exhibit G     Initial Advance Disbursement Schedule

                                    EXHIBIT C

                                     Budget

                                    EXHIBIT D

                             Work Progress Schedule

                                    EXHIBIT E


                      FINOVA CAPITAL CORPORATION ("Lender")
                           STANDARD CONSTRUCTION LOAN
                            ADMINISTRATIVE PROCEDURES

                       INITIAL AND SUBSEQUENT LOAN ADVANCE
                             REQUIREMENTS AND EVENTS


               A. With each Work-Related Advance Request Borrower must complete, execute and deliver to Lender:

                      1. An Application and Certificate For Payment (AIA Document G702) and Continuation Sheet(s) (AIA Document G703) for all direct costs (Exhibit F-1).

                      2.     Affidavit of Borrower for Advance (Exhibit F-2).

                      3. Waiver of Liens (Exhibit F-3) or such form as is required by law for previous payment.

                      4. Change Order Approval Request (AIA Document G713) when applicable (Exhibit F-4).

                      5. Invoices supporting all amounts shown in columns E and F of AIA Document G702 and G703.

                      6.     Any required surveys.

                      7. Such other items as Lender requests which are necessary to evaluate the request for the Work-Related Advance and the satisfaction of the conditions precedent thereto.

               B. The following events must take place prior to each Work-Related Advance:

                      1. Contractor requests site inspection from Lender's Inspector.

                      2. Contractor provides Lender's Inspector with a copy of the AIA Document G702 and G703.

                      3. Lender's Inspector will perform a physical inspection to review the work in place and make a certification and recommendation to Lender. Lender's Inspector forwards his report, certification and recommendation to Lender.

                      4. Lender will request that the Title Agent review the public records, advise Lender of the same, and forward to Lender endorsement(s) as required pursuant to the Loan and Security Agreement (herein, the "Loan Agreement"), such endorsements to be dated as of the date of Work-Related Advance.

                      5. Lender will review the Work-Related Advance Request and input of Lender's Inspector of the Title Agent. The Work-Related Advance Request must be appropriate, complete and in proper order. The order of the Work-Related Advance Request package will determine the processing time needed.

                      6. Borrower shall have all applicable licenses, permits and certificates for all Work under construction at the time the Work-Related Advance was requested.

                      7. All other conditions of the Loan Documents are satisfied.

               C. Upon receipt from Lender (or Title Agent, if applicable), Borrower will execute and deliver to Lender a funding letter in connection with the Work-Related Advance.

               D. All items, except for the escrow funding letter required to be delivered to Lender pursuant to this Exhibit shall be delivered to Lender and Lender's Inspector at least ten (10) Business Days prior to the requested Work-Related Advance.

                                   EXHIBIT F-1

                              AIA 702 and 703 Forms

                                   EXHIBIT F-2


                        BORROWER'S AFFIDAVIT FOR ADVANCE


Borrower:      ___________________________________          Date:_______________

Project:       ___________________________________

Request No.:_________________

Loan No.:_____________________Period________________to__________________

Amount:______________________

        In connection with and in order to induce FINOVA Capital Corporation ("Lender"), to advance the amount requested above, Borrower hereby represents, warrants and stipulates as follows:

        1. The work listed in this Work-Related Advance Request Package ("Request") has been completed in accordance with the Loan and Security Agreement dated ___________ between the undersigned and Lender (with any amendments, the "Loan Agreement"); all obligations for work submitted and received on previous Borrower's Work-Related Advance Request have now been paid in full (except for retainage); the funds requested at this time shall be applied only to the obligations for work set forth in this Request and that all insurance policies (including without limitation, Builder's Risk and General Liability Coverage policies) required by the Loan Agreement are in full force and effect.

        2. Attached hereto are the names of all contractors, subcontractors, suppliers and materialmen who have performed or who will be performing Work and whose names have not been previously delivered to Lender in writing. Copies are attached hereto of contracts with all such contractors, subcontractors, suppliers and materialmen whose contracts are required to be, but have not yet been, delivered to Lender pursuant to the terms of the Loan Agreement.

        3. All Work performed is in substantial accordance with the approved Plans and no changes have been made in the approved Plans, except as are permitted pursuant to the Loan Agreement or have been previously approved in writing by Lender.

        4. The amounts and percentages set forth on the attached schedules, along with supporting documentation for each budgeted item and the Balance To Finish in accordance with the AIA Document G702 and G703 are true and correct to the best of Borrower's knowledge.

        5. The following are included as part of this Request:

               Application and Certificate for Payment (AIA G702)
               Continuation Sheets (AIA G703)
               Request for Advance - Indirect Costs
               Check Sheet Form

        6. No material adverse change has occurred in the Improvements or, since the date of the latest financial statements given by or on behalf of Borrower to Lender, in the financial condition of Borrower or in Borrower's business or operations.

        7. All representations and warranties by Borrower contained in the Loan Documents are true and correct as of the date hereof.

        8. No Event of Default, or no act or event which after notice and/or lapse of time would constitute an Event of Default, has occurred and is continuing.

        9. Borrower has complied with all other agreements or conditions required by the Agreement to be performed or complied with prior to or at the date of the requested Advance.

        10. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Loan Agreement.

                                            Very truly yours,




                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                   EXHIBIT F-3

                                 Release of Lien

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned ___________________ for and in consideration of the sum of __________ Dollars (US $___________) lawful money of the United States of America, to the undersigned in hand paid, the receipt whereof is hereby acknowledged, does hereby waive, release, remise and relinquish the undersigned'/s right to claim, demand, impress or impose a lien or liens in the sum of __________ Dollars ($__________) for materials furnished (or any other kind or class of lien whatsoever) up to the _____ day of __________________, 199__, on the following described property:



                               [Legal Description]


        Dated this ______ day of _________,  199__, at _____________  County,
California.


                                            LIENOR'S NAME



                                            By:_______________________________
                                               Authorized Representative

                                   EXHIBIT F-4

                     Change Order Approval Request AIA G713

                                    EXHIBIT G

                      Initial Advance Disbursement Schedule